UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 11, 2021

SAUL CENTERS, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7501 Wisconsin Avenue, Suite 1500E, Bethesda, Maryland 20814-6522
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code (301) 986-6200
Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of exchange on which registered:
Common Stock, $0.01 par value	BFS	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.125% Series D Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRD	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.000% Series E Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRE	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2021, the Board of Directors approved the appointment of Carlos L. Heard as Chief Financial Officer of Saul Centers, Inc. (the “Company”) effective April 1, 2021. Mr. Heard has served as Senior Vice President, Acquisitions and Development, B. F. Saul Company and Affiliates from 2019 to present; Vice President, Acquisitions and Development from 2013 to 2018; and Vice President, Acquisitions and Finance from 2010 to 2012. Prior to joining the B. F. Saul Company and Affiliates, Mr. Heard was Group Vice President of Capital Markets and Commercial Real Estate at Chevy Chase Bank, where he worked from 1998 to 2009.
In consideration of Mr. Heard’s service as Chief Financial Officer of the Company, the Compensation Committee has approved, effective April 1, 2021, an annual base salary for Mr. Heard of $375,000. Mr. Heard is eligible for a bonus at the discretion of the Compensation Committee and is entitled to participate in the Company’s benefit programs applicable generally to employees and officers.
The current Chief Financial Officer, Scott V. Schneider, who has served in that position since 1993, will retire effective March 31, 2021 as previously announced on December 3, 2020. Mr. Schneider will continue to serve the Company as a consultant at a fee of $200,000 per annum.

Item 8.01. Other Events.

On March 11, 2021, Saul Centers, Inc. issued a press release to provide a business update related to COVID-19.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
99.1 Press Release, dated March 11, 2021, of Saul Centers, Inc.

104.    Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SAUL CENTERS, INC.
                        By: /s/ Bettina T. Guevara
Bettina T. Guevara
Senior Vice President, General Counsel and Corporate Secretary
Dated:    March 11, 2021